EXHIBIT 10.5

SECOND AMENDMENT TO 2016 EQUITY INCENTIVE PLAN

AS ADOPTED BY THE BOARD OF DIRECTORS ON MARCH 30, 2023

AS APPROVED BY SHAREHOLDERS MAY 9, 2023

This Second Amendment to The 2016 Equity Incentive Plan is dated as of May 9, 2023 (the "Amendment") to comply with the voting results of Proposal Number 2 from the Annual Meeting of Shareholders of GBank Financial Holdings Inc., a Nevada corporation (the “Company”) held on May 9, 2023 (the “Plan”).

1. Section 4.1. Section 4.1 of the Plan is hereby amended to change the number of shares authorized under the Plan from 500,000 shares to 1,000,000 shares.

2. Reference to Plan. After the date of this Amendment, any reference to the Plan shall mean the Plan as amended by this Amendment.

3. Full Force and Effect. Except as expressly modified by this Amendment, the Plan is unmodified and this Amendment shall not impair the full force and effect of the Plan.

4. Conflicts. To the extent that any of the terms herein conflict with the Plan, this Amendment shall control.

IN WITNESS WHEREOF, the undersigned, the duly elected and appointed secretary of the Company, has executed this Amendment as of the date written above and directs that it be filed with the corporate records of the Company.

__________________

Michael C. Voinovich

Secretary